As filed with the Securities and Exchange Commission on October 5, 2001
                                                Registration No. 333-60298

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        POST-EFFECTIVE AMENDMENT NO. 1 TO
                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                             PRIMAL SOLUTIONS, INC.
             (Exact Name of Registrant as Specified in Its Charter)

               Delaware                                    36-4170318
   (State or Other Jurisdiction of                       I.R.S. Employer
    Incorporation or Organization)                     Identification No.

                             18881 Von Karman Avenue
                                    Suite 500
                            Irvine, California 92612
                                 (949) 260-1500
                    (Address of Principal Executive Offices)

                             PRIMAL SOLUTIONS, INC.
                    2001 FLEXIBLE INCENTIVE PLAN, AS AMENDED
                            (Full Title of the Plan)

                                Joseph R. Simrell
                             18881 Von Karman Avenue
                                    Suite 500
                            Irvine, California 92612
                     (Name and Address of Agent for Service)

                                 (949) 260-1500
          (Telephone Number, Including Area Code, of Agent for Service)

                              PURPOSE OF AMENDMENT

         This Post-Effective Amendment No. 1 hereby amends Registration Statement on Form S-8 (File No. 333-60298) (the "Registration Statement") in order to reflect amendments made to the 2001 Plan. The Registrant amended the 2001 Plan on September 13, 2001, to comply with certain requirements of the California Department of Corporations in connection with the qualification of the 2001 Plan under California securities laws. The 2001 Plan and the Governance Document, which modifies the 2001 Plan to comply with the requirement under California securities laws, each as amended, are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively.

         The remaining contents of the Registration Statement are hereby incorporated by reference.

         Any statement contained in a document incorporated or deemed to be incorporated by reference to this Post-Effective Amendment No. 1 shall be deemed to be modified or superseded for purposes of this Post-Effective Amendment No. 1 to the extent that a statement contained in this Post-Effective Amendment No. 1 or in any other subsequently filed document which also is or is deemed to be incorporated by reference to this Post-Effective No. 1 modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Post-Effective Amendment No. 1.

                                     PART II
               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 8.  Exhibits.

4.1*         Certificate of Incorporation
4.2**        Certificate of Amendment to the Certificate of Incorporation
4.3**        Amended and Restated Bylaws
5.1 *        Opinion of Bryan Cave LLP regarding the validity of the securities being registered
23.1***      Consent of Deloitte & Touche LLP
23.2***      Consent of Bryan Cave LLP
24.1*        Power of Attorney
99.1***      Primal Solutions, Inc. 2001 Flexible Incentive Plan, as amended
99.2***      Governance Document, as amended

* Incorporated herein by reference to Exhibits 4.1, 5.1, 23.1, 23.2, and 24.1, respectively, of the Registrant's Registration Statement on Form S-8 (File No. 333-60298).

** Incorporated herein by reference to Exhibits 3.1 and 3.2, respectively, of the Registrant's Registration Statement on Form SB-2 (File No. 333-46494).

***  Filed herewith.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing this Post-Effective Amendment No. 1 and has duly caused this Post-Effective Amendment No. 1 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Irvine, State of California, on October 5, 2001.

       Signature                                Title                                          Date
       ---------                                -----                                          ----
/s/ William Salway*             Chief Executive Officer, President,                      October 5, 2001
    ---------------
    William Salway              Chief Operating Officer, Chairman
                                of the Board of Directors and Directors (Principle
                                Executive Officer)

/s/ Joseph R. Simrell           Chief Financial Officer, Vice President                  October 5, 2001
    -----------------
    Joseph R. Simrell           of Finance and Administration, and Secretary
                                (Principle Financial and Accounting Officer)

      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 has been signed by the following persons in the capacities and on the date indicated.

       Signature                                Title                                          Date
       ---------                                -----                                          ----
/s/ William Salway*             Chief Executive Officer, President,                      October 5, 2001
    ---------------
    William Salway              Chief Operating Officer, Chairman
                                of the Board of Directors and Directors
                                (Principle Executive Officer)

/s/ Joseph R. Simrell           Chief Financial Officer, Vice President                  October 5, 2001
    -----------------
    Joseph R. Simrell           of Finance and Administration, and Secretary
                                (Principle Financial and Accounting Officer)

/s/ David Haynes*               Vice President of Marketing and Director                 October 5, 2001
    -------------
    David Haynes

/s/ John Faltys*                Director                                                 October 5, 2001
    ------------
    John Faltys

/s/ Louis A. Delmonico*         Director                                                 October 5, 2001
    -------------------
    Louis A. Delmonico

                                    *By /s/ Joseph R. Simrell
                                            -----------------
                                            Joseph R. Simrell
                                            Attorney-in-fact

                                  Exhibit List
                                  ------------

4.1*         Certificate of Incorporation
4.2**        Certificate of Amendment to the Certificate of Incorporation
4.3**        Amended and Restated Bylaws
5.1 *        Opinion of Bryan Cave LLP regarding the validity of the securities being registered
23.1***      Consent of Deloitte & Touche LLP
23.2***      Consent of Bryan Cave LLP
24.1*        Power of Attorney
99.1***      Primal Solutions, Inc. 2001 Flexible Incentive Plan, as amended
99.2***      Governance Document, as amended

* Incorporated herein by reference to Exhibits 4.1, 5.1, 23.1, 23.2, and 24.1, respectively, of the Registrant's Registration Statement on Form S-8 (File No. 333-60298).

** Incorporated herein by reference to Exhibits 3.1 and 3.2, respectively, of the Registrant's Registration Statement on Form SB-2 (File No. 333-46494).

***  Filed herewith.